UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

October 21, 2015

Date of report (date of earliest event reported)

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 21, 2015, the Registrant issued a press release announcing the date and time of its third quarter 2015 earnings release. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

Exhibit Index

99.1 Press Release dated October 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: October 21, 2015	By: /s/ VANCE C. JOHNSTON
Vance C. Johnston, Chief Financial Officer and Treasurer